BOK Financial Corporation Fourth Quarter 2020 Earnings Conference Call January 20, 2021

Forward-Looking Statements: This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, the economy generally and the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and others, on our business, financial condition and results of operations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, consumer or business responses to, and ability to treat or prevent further outbreak of, the COVID-19 pandemic, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of December 31, 2020 unless otherwise noted. Legal Disclaimers 2

Steven G. Bradshaw Chief Executive Officer 3

Fourth Quarter Summary



Net Income- Annual
$445.6
$6.63
$500.8
$7.03
$435.0
$6.19
2018
2019
2020
Net income attributable to shareholders
Earnings per share - diluted



Net Income- Quarter
$110.4
$1.56
$62.1
$0.88
$64.7
$0.92
$154.0
$2.19
$154.2
$2.21
4Q19
1Q20
2Q20
3Q20
4Q20
Net income attributable to shareholders
Net income per share - diluted

Noteworthy items impacting FY 2020 profitability:

- Record production from Wealth Management and Mortgage businesses
- Substantial credit loss provision early in the year due to COVID-19
- Net interest margin, while negatively impacted from lower rates, was supported by highly disciplined deposit pricing and an increase in the effectiveness of floors in our commercial loan book
- Expense management remained prudent

Noteworthy items impacting Q4 2020 profitability:

- Another outstanding showing from our Wealth Management team
- Continued elevated production from our Mortgage team, though at a decreased level from last quarter
- $6.5 million negative loan loss provision
- Continued expense management

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($bil) Q4 2020 Quarterly Growth Year over Year Growth Period-End Loans $23.0 (3.3)% 5.8% Average Loans $23.4 (2.7)% 5.4% Period-End Deposits $36.1 3.3% 30.9% Average Deposits $35.5 2.5% 31.1% Fiduciary Assets $60.5 14.3% 15.6% Assets Under Management or in Custody $91.6 11.1% 10.7% • Average quarterly loan growth down as prudent borrowers reduce leverage • Average deposit growth largely reflects customers retaining elevated balances in the current economic environment • Strong assets under management or in custody growth due to strong sales efforts and favorable market impact Additional Details 5

Stacy Kymes Executive Vice President, Corporate Banking 6

Loan Portfolio ($mil) Dec 31, 2020 Sep 30, 2020 Dec 31, 2019 Seq. Loan Growth YOY Loan Growth Energy $3,469.2 $3,717.1 $3,973.4 (6.7)% (12.7)% Services 3,508.6 3,545.8 3,832.0 (1.1)% (8.4)% Healthcare 3,306.0 3,325.8 3,033.9 (0.6)% 9.0% General business 2,793.8 2,977.0 3,192.3 (6.2)% (12.5)% Total C&I $13,077.5 $13,565.7 $14,031.7 (3.6)% (6.8)% Commercial Real Estate 4,698.5 4,693.7 4,433.8 0.1% 6.0% Loans to Individuals 3,549.1 3,446.6 3,285.6 3.0% 8.0% Core Loans $21,325.2 $21,706.0 $21,751.0 (1.8%) (2.0%) Paycheck Protection Program 1,682.3 2,097.3 -- (19.8)% --% Total Loans $23,007.5 $23,803.3 $21,751.0 (3.3)% 5.8% • New energy deals sufficient to offset paydowns remain difficult in current environment, as borrowers continue to pay down debt • Quarterly growth in senior housing loans offset by a decrease to hospital system loans • More than $400 million in PPP balances were paid in the quarter 7

COVID-19 COVID-19 Impacted Areas ($mil) Total Outstanding Percent of Portfolio Entertainment and Recreation $555.9 2.42% • Gaming Industries 379.1 1.65% • All other Entertainment and Recreation 176.8 0.77% Retail 573.7 2.49% • Convenience Stores & Gas Stations 102.3 0.44% • Restaurants 266.0 1.17% • Specialty Stores 31.3 0.14% • All Other Retail 174.1 0.76% Hotels 65.8 0.29% Churches and Religious Organizations 132.9 0.58% Colleges and Universities 186.6 0.81% Airlines 27.1 0.12% Total COVID-19 Impact Areas $1,542.0 6.70% • Deferred loans continue to decline with only 12 loans ($24.3 million) in extended deferral • Businesses the markets originally considered more exposed to ongoing economic headwinds due to the pandemic are less than 7% of the total BOKF portfolio • Close monitoring in place for these areas Loan Deferrals In Deferral Exited Deferral # of loans Amount ($mil) % of segment # of loans Amount ($mil) % of segment Business Market* 30 $86.8 0.4% 448 $1,575.5 8.1% Individual Market** 296 $30.7 1.8% 473 $35.9 2.2% Total 326 $117.5 0.6% 921 $1,611.4 7.6% * Includes C&I, Energy, Healthcare, CRE and Private Wealth ** Includes Consumer and Mortgage 8

• Net charge-offs decreased to 28 basis points overall (31 basis points excluding PPP), in-line with historical averages • Last five quarter average net charge-offs at 29 basis points continues to be below historic range of 30 to 40 basis points • Appropriately reserved with an ALLL of 1.69% and combined allowance of 1.85% including unfunded commitments • Excluding PPP loans, ALLL was 1.82% and combined allowance of 2.00% including unfunded commitments • Total non-accrual loans up $14.3 million in CRE • A decrease of $1.8 million in Energy non-accruals • Potential problem loans (substandard, accruing) totaled $478 million at 12/31, compared to $623 million at 09/30. $181.0 $163.2 $255.4 $221.2 $234.7 4Q19 1Q20 2Q20 3Q20 4Q20 Non-accruals (mil) Energy Healthcare CRE Residential and Other 0.22% 0.31% 0.23% 0.37% 0.28% 0.00% 0.20% 0.40% 0.60% 4Q19 1Q20 2Q20 3Q20 4Q20 Net charge-offs (annualized) to average loans Key Credit Quality Metrics 9

Steven Nell Chief Financial Officer 10

Net Interest Revenue and Margin ($mil) Q4 2020 Q3 2020 Q2 2020 Q1 2020 Q4 2019 Net interest revenue $297.2 $271.8 $278.1 $261.4 $270.2 Net interest margin 2.72% 2.81% 2.83% 2.80% 2.88% Yield on loans 3.68% 3.60% 3.63% 4.50% 4.75% Cost of int-bearing deposits 0.19% 0.26% 0.34% 0.98% 1.09% Cost of wholesale borrowings 0.54% 0.51% 0.44% 1.57% 1.92% 11 NIM/NIR Roll-forward from Q3 to Q4 2020 NIM NIR ($mil) Q3 2020 reported NIM and NIR 2.81% $271.8 Higher PPP fees 0.02% $2.2 Lower COBZ premium discount amortization (0.07%) ($8.0) Dilution of NIM but increase in NIR from higher trading security balances (0.09%) $25.1 Q4 base NIM and NIR 2.67% $291.1 Q4 infrequently occurring items including other loan fees and non-accrual interest recovery 0.05% $6.1 Q4 2020 reported NIM and NIR 2.72% $297.2

Fees and Commissions Revenue ($mil) Growth: Q4 2020 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage and Trading $39.5 (43.2)% (9.9)% (1.9)% Transaction Card 21.9 (6.7)% (2.9)% (0.7)% Fiduciary and Asset Management 41.8 4.7% (7.2)% (1.9)% Deposit Service Charges and Fees 24.3 0.2% (10.9)% (3.0)% Mortgage Banking 39.3 (24.4)% 54.7% 8.3% Other Revenue 14.2 3.7% (7.0)% (2.0)% Total Fees and Commissions $181.1 (18.8)% 0.9% 0.2% • Brokerage and Trading revenue decreased $30.0 million largely due to the shift of brokerage and trading fee revenue to net interest revenue • Transaction Card down due to lower transaction volumes driven by slowing consumer spending • Fiduciary and Asset Management up largely due to favorable equity markets and diligent sales activity • Mortgage Banking off from record levels due to seasonality and margin compression 12

Expenses ($mil) Q4 2020 Q3 2020 Q4 2019 %Incr. Seq. %Incr. YOY Personnel expense $176.2 $179.9 $168.4 (2.0)% 4.6% Other operating expense $124.5 $121.4 $120.4 2.5% 3.4% Total operating expense $300.7 $301.3 $288.8 (0.2)% 4.1% Efficiency Ratio 62.36% 60.41% 63.65% • Quarterly personnel expense down due to a $7.4 million decrease in stock-based incentive compensation from last quarter’s elevated level • Quarterly non-personnel expense up largely due to increased advertising and an increased $6 million charitable contribution to the BOKF Foundation in the fourth quarter • Efficiency ratio has moved above our target of 60% due to NIR headwinds and mix shift 13

Q4 2020 Q3 2020 Q4 2019 Loan to Deposit Ratio 63.7% 68.1% 78.7% Period End Deposits $36.1 billion $35.0 billion $27.6 billion Available secured wholesale borrowing capacity $12.8 billion $12.5 billion $10.6 billion Common Equity Tier 1 11.9% 12.1% 11.4% Total Capital Ratio 13.8% 14.1% 12.9% Tangible Common Equity Ratio 9.0% 9.0% 9.0% • Deposit growth continues to be strong • Nearly $13 billion of secured borrowing capacity • CET1 and Total Capital are 490bp and 330bp above well-capitalized, respectively • Bought back 665,100 shares at an average price of $63.82 per share in the open market Liquidity & Capital 14

• Loan growth to remain soft in the short-term, though accelerating in the back-half of 2021 • Available-for-sale security portfolio yield expected to decrease as prepayments force reinvestment at lower rates • Interest-bearing deposit costs nearing a bottom • The combination of securities reinvestment at lower rates and minimal room to further lower deposit costs will pressure net interest margin • Fee revenue categories expected to grow modestly with the exception of brokerage and trading and mortgage • Operating expenses budgeted to grow at a low single digit pace • Additional loan loss reserve release possible with an improving economic outlook and further oil price stability • Quarterly cash dividend will remain in place • Opportunistic share repurchase activity to continue Forecast and Assumptions 15

Steven G. Bradshaw Chief Executive Officer 16

Question and Answer Session 17